SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 29, 1999

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                                   THCG, INC.
             (Exact name of registrant as specified in its charter)




           Utah                           0-26072                 87-0415597
(State or Other Jurisdiction of     (Commission File Number)  (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


650 Madison Avenue, 21st Floor, New York, NY                         10022
 (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (212) 223-0440

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Item 2.        Acquisition or Disposition of Assets

         On December 29, 1999, pursuant to an Agreement and Plan of Merger dated as of December 29, 1999 (the "Merger Agreement") by and among the Registrant, Coast Acquisition Corp., a Delaware corporation and a newly-formed, wholly-owned subsidiary of the Registrant ("Newco"), Mercury Coast Inc., a Delaware corporation ("Mercury Coast"), and the stockholders of Mercury Coast, Newco merged with and into Mercury Coast (the "Merger"), with Mercury Coast being the surviving corporation. As a result of the Merger, Mercury Coast became a wholly-owned subsidiary of the Registrant.

         Pursuant to the Merger Agreement, each outstanding share of common stock of Mercury Coast was converted into and exchanged for 466.67 shares of common stock, par value $0.01 per share, of the Registrant (the "THCG Common Stock"). A total of 700,005 shares of THCG Common Stock were issued in this transaction. In addition, each of the three stockholders of Mercury Coast entered into three-year employment agreements with the Registrant, pursuant to which they were each granted a five-year option to purchase 310,000 shares of THCG Common Stock at an exercise price of $6.00 per share.

         Larry Smith, the President and one of the stockholders of Mercury Coast, was appointed President and a director of the Registrant in connection with the completion of the transaction.

         Mercury Coast was founded in June 1999 and provides consulting and other professional services to e-commerce and internet related businesses. The Registrant intends to continue the business currently performed by Mercury Coast as a subsidiary of the Registrant.

         The Merger is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended.

         The foregoing description of the terms and provisions of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement which is filed herewith and incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial statements of business acquired. It is presently impracticable to provide the financial statements required to be included in this Current Report on Form 8-K with respect to the business acquired. Such financial statements will be filed by amendment as soon as practicable, but in any event within 75 days after the consummation of the Merger.

         (b) Pro forma financial information. It is presently impracticable to provide the pro forma financial information required to be included in this Current Report on Form 8-K. Such pro forma financial statement will be filed by amendment as soon as practicable, but in any event within 75 days after the consummation of the Merger.

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         (c)  Exhibits

              Exhibit No.           Description
              -----------           -----------

                  2.1 Agreement and Plan of Merger, dated as of December 29, 1999, by and among the Registrant, Coast Acquisition Corp., Mercury Coast Inc. and the stockholders of Mercury Coast.

                  2.2 Employment Agreement dated December 29, 1999 between Registrant and Larry Smith.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 1999


                                            THCG, INC.

                                      By:   /s/ Joseph D. Mark
                                            ------------------------------------
                                            Name: Joseph D. Mark
                                            Title:   Co-Chief Executive Officer